INVESTOR PRESENTATION SEPTEMBER 2024 CAVALLO POINT

FORWARD LOOKING STATEMENTS & USE OF NON-GAAP FINANCIAL MEASURES FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward- looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflect ed in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. USE OF NON-GAAP FINANCIAL MEASURES We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. A detailed explanation of these non-GAAP financial measures and the reconciliation of such measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP can be found in the Company’s second quarter 2024 earnings press release dated August 1, 2024. 2

DIAMONDROCK AT A GLANCE DIVERSIFIED GEOGRAPHY DIVERSIFIED PROPERTIES FINANCIAL SUMMARYPORTFOLIO 9,760 36 25 ROOMS GEOGRAPHIC MARKETS PROPERTIES 3 MARKET % OF 2023 EBITDA Chicago 12.5% Boston 10.8% New York City 8.3% Florida Keys 7.6% Vail 5.6% Fort Lauderdale 5.0% Fort Worth 4.8% Sedona 3.8% Denver 3.7% Salt Lake City 3.7% Destin 3.7% Sausalito 3.7% Charleston 3.4% San Diego 3.4% Sonoma 2.6% Burlington 2.6% Huntington Beach 2.5% New Orleans 2.4% Phoenix 2.3% DC 2.1% Atlanta 1.8% Austin 1.5% Lake Tahoe 1.2% Montana 0.8% San Francisco 0.1% Total 100.0% Net Debt2 to TTM EBITDA Total Debt1 $1.2B 3.8x Total Debt to Gross Book Value 29% TTM Revenue $1.1B TTM Corporate Adj. EBITDA $277MM Q2 2024 1. Excludes preferred capital 2. Cash includes corporate cash, excludes preferred capital

4 DIAMONDROCK 2.0 • Optimizing Capital Allocation & Recycling • Disciplined Capital Expenditure • Driving Overhead Efficiency • Aligned & Expedited Decision Making Our strategy remains focused on delivering shareholder value through a leading portfolio concentrated in drive- to, leisure destinations and targeted urban markets WHAT’S NEW Focus on Driving AFFO1 per Share Growth through: WHAT’S NOT 1After capex

REITERATING FULL-YEAR 2024 GUIDANCE 2024 GUIDANCE UPDATED ASSUMPTIONS METRIC LOW END HIGH END LOW END HIGH END Comparable RevPAR Growth 1.5% 3.0% 2.0% 4.0% Adjusted EBITDA $278MM $290MM $270MM $290MM Adjusted FFO $201.5MM $213.5MM $194MM $214MM Adjusted FFO per Share $0.95 $1.00 $0.91 $1.00 CURRENT GUIDANCE PRIOR GUIDANCE (MAY) 1Excludes executive transition costs which are not included in Adjusted EBITDA and Adjusted FFO 5 • Corporate Expenses: $30.5MM - $31.5MM1 • Interest Expense: $65.2MM - $66.2MM • Income Tax Expense: $0.5MM - $1.5MM • Available Rooms: 3,570,423 available PEER GUIDANCE REVISIONS Comparison of 2024 Adj. EBITDA Guidance Midpoint in Q2 vs Q1 $9.0 $4.0 $- $(5.0) $(5.5) $(7.0) $(18.5) $(25.0) PEB DRH PK XHR SHO APLE RLJ HST

WHY DIAMONDROCK? 1 2 3 4 6 ALIGNED MANAGEMENT TO DRIVE GROWTH & VALUE STRONG SECULAR OUTLOOK FOR GROUP AND LEISURE FLEXIBLE BALANCE SHEET & STRONG LIQUIDITY HIGH-PERFORMING & LIQUID PORTFOLIO

STREAMLINED, ALIGNED & EXPERIENCED MANAGEMENT JEFFREY J. DONNELLY CEO AND DIRECTOR JUSTIN LEONARD PRESIDENT, COO BRIONY R. QUINN EVP, CFO AND TREASURER DiamondRock announced leadership changes in April to expedite decision-making and increase G&A efficiency • Joined DRH in 2007 as Assistant Controller and has held the positions of Corporate Controller, Chief Accounting Officer, and SVP and Treasurer • Previously held senior positions at Meristar Hospitality Corporation and a number of audit and consulting firms • Joined DRH in 2019 as EVP & CFO • Previously, was MD of Equity Research at Wells Fargo Securities and co-founded Wells Fargo’s Real Estate & Lodging Equity Research Platform, with direct responsibility of $45B+ of equity transactions over a 22-year career • Founder and Trustee of The Rubinstein- Taybi Syndrome Children's Foundation • Joined DRH in 2022 as EVP & COO • Previously held various positions at Walton Street Capital for 23 years, most recently as Senior Principal with oversight of the firm’s hotel investments • Involved in $3B+ in hospitality transactions and directed asset management of 60 branded and independent hotels 7

STRENGTH & RESILIENCY OF LEISURE TRAVEL 8 1,100 bps premium to industry avg and 1,500 bps premium to inflation NOI CAGR 1972 – 1982 (High Inflation Period) RevPAR Comparison from 1987 – 2022 Source: CBRE Hotels Research U.S. Population Growth in Heaviest Traveling Segments Source: CBRE Hotels Research 60.8 62.3 71.5 90.4 Family Formation/Millenials (25-39) Active Retirement/Baby Boomers (55-79) 2010 2030 Intent to Spend on Leisure Travel Outperforms Overall Spending Total Spending Leisure Travel 4.4 Days Per Week 2019 Average Days Per Week in Office 3.4 Days Per Week Post-Pandemic Average Days Per Week in Office 2.7B Days Incremental of Locational Flexibility Peak Travel Years Upside Opportunity with Locational Flexibility (% Change vs Sep-Nov’21 Avg) Source: Deloitte 2024 Travel Outlook Population by Age Segment Over Time (in MM) DEMOGRAPHIC DRIVERS OF GROWTH RESILIENCY OF LEISURE OVER CYCLES Source: CBRE Hotels Research

STRONG GROUP PACE & OTHER REVENUE SPENDING 2024 GROUP REVENUE PACE MARKET % of 2023A EBITDA 2019 2022 2023 2024E 2025E CHICAGO 13% 1,142 1,153 1,047 1,184 1,054 BOSTON 11% 349 330 426 437 399 SAN DIEGO 3% 732 660 797 869 829 PHOENIX 2% 291 305 368 354 307 WASHINGTON, DC 2% 387 400 290 417 343 TOTALS 32% 2,901 2,848 2,928 3,261 2,932 % OF 20191 100% 98% 101% 112% 101% DIAMONDROCK SEGMENTATIONCITY CONVENTION CALENDAR Units: Room Nights in ‘000s 9 GROWING OUT-OF-ROOM SPEND Q1 Q2 Q3 Q4 2024 2023 88% of 2024 Budgeted Group Room Revenue on the Books 7% Increase vs 2023 as of End of Q2’24 20% 25% 30% 35% 40% 45% Q1 Q2 Q3 Q4 2019 2022 2023 2024 Non-Room Revenue as % of Total Revenue for Group Hotels1 1Group hotels include Chicago Marriott Magnificent Mile, Westin Boston Seaport, The Worthington, Salt Lake City Marriott Downtown, Westin San Diego Bayview, and Westin Washington DC City Center 1 Room nights currently on the books vs FY 2019 total, 2024 and 2025 may not reflect full year forecast TRANSIENT 69% GROUP 28% CONTRACT 3% Q2 2024 YTD Room Revenue

BUSINESS TRANSIENT CONTINUES RECOVERY 10 CONTINUED INCREMENTAL GROWTH IN BUSINESS TRAVEL • USTA forecasts 2024 business travel to reach 95% of 2019 levels—up from 89% in 2023, though slowing economic growth may push full business travel recovery to 2026 • Deloitte projects corporate travel spending to reach 95% of 2019 levels by the second half of 2024 • Airlines are seeing growing travel bookings by Fortune 500 companies CONTINUED BUSINESS TRANSIENT GROWTH CHICAGO MARRIOTT DOWNTOWN MAGNIFICENT MILE Q2 2023 YTD Q2 2024 YTD +2.7% Growth Business Transient Revenue Up Nearly 3% vs 2023

BALANCE SHEET BALANCE SHEET & LIQUIDITY Mortgages Term Loans SIGNIFICANT LIQUIDITY AVAILABLE AT END OF Q2 2024 NET DEBT + PREFERRED / EBITDA Source: September 2, 2024 Baird Comp Sheet (Net Debt + Preferred / EBITDA 2024) Low Leverage 10.3 9.4 8.4 6.9 6.2 5.6 5.2 5.2 4.2 4.0 3.6 3.3 3.0 AHT BHR PEB INN RLJ CLDT XHR PK DRH SHO RHP APLE HST High Leverage CORPORATE CASH $125MM CASH AT HOTELS $104MM UNDRAWN REVOLVER $400MM $629MM 11 $291MM $300MM1 $0 $500MM 2024 2025 2026 2027 2028 As of YE 2024 Debt Amount ($MM) Weighted Avg Interest Rate % of Total Debt Fixed2 $521 4.42% 48% Floating $575 6.73%3 52% Total Debt $1,096 5.63% 100% Notes Mortgages reflect balance at scheduled maturity 1Assumes exercise of one-year extension 2Including effect of interest rate swaps 3Reflects current variable rate

WHAT SETS DIAMONDROCK’S PORTFOLIO APART? 1 2 3 4 12 LOW RISK PROFILE ENHANCES LIQUIDITY & PERFORMANCE WELL-MAINTAINED, HIGH PERFORMING PRODUCT LOW SUPPLY THREAT ROBUST GROWTH FROM ROI PIPELINE

MOST LIQUID PORTFOLIO AMONGST PEERS BENEFITS OF SHORT-TERM, THIRD-PARTY AGREEMENTS ■ Terminable at Will ■ Enhanced Flexibility to Optimize Performance ■ Superior Cost Controls ■ Asset Liquidity Enhanced ■ 50 to 100 bps Better Exit Cap Rate VALUATION PREMIUM: UNENCUMBERED VS. ENCUMBERED HOTELS 15% 20% 0% 20% 40% 60% 80% 100% DRH PEB RLJ SHO HST PK XHR Non-Brand Managed Brand Managed % OF BRAND MANAGED PROPERTIES Notes Source: Company 2023 Annual Reports 1RLJ reflects only Hilton brand managed hotels, as other brand managed properties were not disclosed 2HST reflects % of rooms that are brand-managed since properties are not disclosed 3PK reflects an estimate as numbers were not disclosed GROUND LEASE EXPOSURE COMPANY % OF ROOMS TENOR OF THE 5 SHORTEST LEASES NO. OF LEASED HOTELS PEB4 44% 26 Years 18 Hotels HST 30% 18 Years 19 Hotels PK 23% 21 Years 14 Hotels PEER AVERAGE 23% 33 Years 11 Hotels DRH5 20% 58 Years 6 Hotels SHO6 18% 48 Years 1 Hotels RLJ 17% 17 Years 13 Hotels XHR7 7% 71 Years 2 Hotels 13 21 3 4Includes restaurant ground lease at Southernmost Beach Resort 5Excludes the Kimpton Palomar Phoenix lease due to perpetual purchase rights and Hotel Clio patio ground lease which is not critical to operations 6Excludes JW Marriott New Orleans airspace lease 7Excludes Hyatt Regency Santa Clara due to purchase rights TO

STRONG Q2 COMPARABLE RESULTS 14 PORTFOLIO URBAN RESORTS % Change vs Q2 2023 vs Q2 2019 vs Q2 2023 vs Q2 2019 vs Q2 2023 vs Q2 2019 TREVPAR +4.5% +13.6% +5.4% +4.6% +2.7% +31.3% REVPAR +2.2% +10.0% +2.2% +2.6% +1.9% +30.6% ADR +0.6% +16.3% +2.6% +9.9% (6.1)% +31.5% OCCUPANCY +1.6% (5.5)% (0.4)% (6.7)% +8.5% (0.7)% HOTEL ADJ. EBITDA +5.5% +9.3% +4.6% (5.8)% +7.1% +56.6% KIMPTON PALOMAR PHOENIX SALT LAKE CITY MARRIOTT DOWNTOWN L’AUBERGE DE SEDONA

PEER OUTPERFORMANCE Q2 2024 COMPARABLE HOTEL ADJ. EBITDA GROWTH VS 2023 TRevPAR RevPAR Occupancy ADR Hotel Adj. EBITDA Margin DRH 4.5% 2.2% 1.6% 0.6% 20 bps PEER AVERAGE 1.8% 1.2% 1.3% -0.01% -69 bps RLJ 3.5%1 2.6% 2.1% 0.6% -245 bps PK 3.2% 2.0% 0.1% 1.8% 10 bps APLE 2.7% 2.5% 2.2% 0.3% -50 bps PEB 2.5% 1.7% 3.8% -2.0% 190 bps XHR 1.8% 1.8% 3.5% -1.7% -238 bps HST 0.5% 0.1% 0.1% -0.1% -10 bps SHO -1.4%1 -2.0% -3.0% 1.0% -140 bps Q2 2024 COMPARABLE METRIC GROWTH VS 2023 15 1Reflects total revenue change as TRevPAR was not provided 8.9% 5.5% 3.4% 1.5% 0.0% -4.0% -4.7% -7.5% PEB DRH PK APLE HST RLJ SHO XHR

MARKET % OF 2023 EBITDA SUPPLY FORECAST1 URBAN MARKETS Chicago 12.5% Boston 10.8% Manhattan 8.3% Fort Worth 4.8% Denver 3.7% Salt Lake City 3.7% Sausalito 3.7% FAVORABLE SUPPLY BACKDROP 1 Methodology: 5 year average of CoStar 12 month supply change forecast (2024 – 2028); green light < 1%, yellow light <1-3%, red light 3%+ MARKET % OF 2023 EBITDA SUPPLY FORECAST1 RESORT MARKETS Florida Keys 7.6% Vail 5.6% Fort Lauderdale Beach 5.0% Sedona 3.8% Destin 3.7% Sonoma 2.6% Lake Austin 1.5% Lake Tahoe 1.2% Paradise Valley 0.8% DRH hotels are located in low supply markets, with some resort markets having negligible supply growth 16

ROBUST ROI PIPELINE: $10-20MM ANNUAL ROI SPEND • Commenced 4 Repositionings: ⁻ Sheraton Key West (Margaritaville) ⁻ JW Marriott Cherry Creek (Hotel Clio) ⁻ Sonoma Renaissance (Autograph) ⁻ Vail Marriott (Luxury Collection) • Unencumbered 6 Marriott Management Agreements • Acquired 3 Resorts ($180MM): ⁻ Tranquility Bay Resort ⁻ Shorebreak Fort Lauderdale Beach ⁻ Lake Austin Spa Resort • Completed Brand Conversion of Embassy Suites Bethesda • Celebrity Chef Restaurant Added to The Lindy Charleston • Added Second Rooftop Venue to The Gwen, Chicago • Franchise Expirations: ⁻ The Westin Boston Seaport District ⁻ Courtyard Denver Downtown • Additional Key Opportunities: ⁻ Lake Austin Spa Resort ⁻ Chico Hot Springs Resort • Potential Spa Expansion at Cavallo Point • Acquired 3 Lifestyle Hotels ($230MM): ⁻ Henderson Beach Resort ⁻ Henderson Park Inn ⁻ Bourbon Orleans Hotel • Sold 2 Non-Core Hotels ($220MM): ⁻ Frenchman’s Reef ⁻ Lexington Hotel New York • Repositionings Completed: ⁻ Margaritaville Beach House Key West ⁻ Hotel Clio, a Luxury Collection Hotel ⁻ The Lodge at Sonoma Resort ⁻ The Hythe, a Luxury Collection Hotel 2020 2021 2022 $28MM ROI Spend $7MM ROI Spend • Completed Repositioning of Hilton Boston (The Dagny) • Completed Rooftop Conversions: ⁻ Kimpton Fort Lauderdale ⁻ Kimpton Palomar Phoenix 2023 $12MM ROI Spend • Completed Repositioning of Hotel Champlain • Installing New Bar at Havana Cabana • Integrating Orchards Inn with L’Auberge and Installing New Cliffside Pool • Installing New Marina at Tranquility Bay • Adding 14 Keys at The Landing 2026+ 2024 – 2025 ~$40MM ROI Spend 17

2024 & 2025 ROI PROJECTS IN PROGRESS TRANQUILITY BAYHAVANA CABANA Addition of New Bar Outlet • Est. Completion: Summer 2024 • Total Est. Cost: $1.5MM • Enhances guest experience and expected to significantly increase F&B revenue at a 25%+ margin THE LANDING LAKE TAHOE 18 BOURBON ORLEANS HOTEL Adding Guest Rooms and New Event Space • Est. Completion: 2025 • Total Est. Cost: $7.0MM • Increase key count by 14 • Adds additional event space • Existing rooms and restaurant will also be renovated (part of capex budget) Construction of a New Marina • Est. Completion: 2025 • Total Est. Cost: $1.5MM • Marina creates 32 slips with the ability to add boat lifts • Creates opportunity for ancillary revenue Rooms Renovation and Public Space Refresh • Est. Completion: 2024 • Total Est. Cost: $8MM • Reduced previous ROI scope by $5MM or ~40% • Current scope still supports resort fee implementation

• New cliff side pool and bar with some of the best views of Sedona’s red rocks • Significant rate opportunity • Total Cost: ~$20MM • Est. Completion: 2025 Integration of Orchards Inn with L’Auberge de Sedona $294 $927 Orchards Inn L'Auberge de Sedona 2023 ADR COMPARISON 3x Difference in ADRs 19ORCHARDS INN 2024 & 2025 ROI PROJECTS IN PROGRESS THE CLIFFS AT L’AUBERGE DE SEDONA

POTENTIAL LONGER TERM CAPITAL PROJECTS Courtyard Denver Downtown The Westin Boston Seaport District Exploring Adding More Waterfront Guest Rooms Franchise Expiration in 2027 Potential Upbranding and Expansion Franchise Expiration in 2026 Value Creation Opportunity Exploring Adding New Cabins & Employee Housing Exploring Spa Expansion 20

COMPLETED ROI PROJECT – CONVERSION FROM HILTON BOSTON TO THE DAGNY • Completion: August 1, 2023 • Total Cost: $32MM • Increase Cost over Hilton Renovation: $5MM • Incremental NOI for Independent hotel: $1MM • Exit value increase: $14MM-30MM (50-100 bps on cap rate) +32% +67% REVPAR EBITDA ($MM) $10.1 $16.8 2023A 2027F $217 $287 2023A 2027F Conversion from Hilton brand to an independent lifestyle hotel with renovated guest rooms and bathrooms, a new state-of-the-art gym, improved meeting spaces, and a new sense of arrival 21 Q2’24 YTD Performance vs. Budget: • Top line revenue beat by +$220K • Hotel Adj. EBITDA margin beat by +113bps • Hotel Adj. EBITDA beat by +$250K • TripAdvisor’s #3 Travelers’ Choice Award Since conversion to The Dagny, the hotel’s TripAdvisor ranking has improved from #56 out of 99 hotels in Boston in Q1 2023 to #2 out of 97 hotels as of September 1, 2024 The Dagny Performance has Exceeded Expectations

COMPLETED ROI PROJECT – CONVERSION FROM HILTON BURLINGTON TO HOTEL CHAMPLAIN Conversion of Hilton Burlington Lake Champlain to Hotel Champlain, Curio Collection by Hilton • Completed in July 2024 at a total cost of ~$9MM • Scope included: ⁻ New community outdoor spaces and upgraded front entrance ⁻ Upgraded state-of-the-art fitness center ⁻ New signature seafood restaurant, Original Skiff Fish + Oysters by Chef Eric Warnstedt and a new all-day-café • Transformation represents a strong ROI opportunity and increased exit value 22

ESG LEADERSHIP GRESB ANNUAL RESULTS VS PEER GROUP 2017 2018 2019 2020 2021 2022 2023 DRH GRESB Score 53 75 81 84 86 82 85 Peer Score Average 57 58 69 69 72 65 77 Index to Peer Score Avg 93% 129% 117% 122% 119% 126% 110% 2023 DRH GRESB SCORE & RECOGNITION 4th Consecutive Year Recognized as Sector Leader GRESB REAL ESTATE ASSESSMENT • Ranked 1st GRESB Score among U.S. Listed Hotels • Ranked 2nd GRESB Score among Listed Hotels • Ranked 18th GRESB Score among U.S. Listed Companies (Top 15%) 23 GRESB PUBLIC DISCLOSURE • Ranked 1st within the U.S. Hotels with a score of “A” compared to the Peer Group Average of “B” and the GRESB Global Average of “B” ISS ESG RANKINGS(2) 3ENVIRONMENTAL 3SOCIAL 1GOVERNANCE As of July 2024

24 Hotels 4,348 Keys 56% of Portfolio by Revenue 13 Independent Hotels 100% Unencumbered by Management WELL-POSITIONED PORTFOLIO: LEISURE AS A LONG-TERM SECULAR DRIVER LUXURY & LIFESTYLE RESORTS URBAN LIFESTYLE HOTELS SAUSALITO, CA L’AUBERGE DE SEDONA THE LANDING RESORT AND SPA SEDONA, AZ SONOMA, CA HAVANA CABANA KIMPTON SHOREBREAK RESORT BURLINGTON, VT CHARLESTON, SC THE LINDY CHARLESTON HISTORIC DISTRICT CHICAGO, IL THE GWEN, A LUXURY COLLECTION HOTEL SAN FRANCISCO, CAPHOENIX, AZ NEW ORLEANS, LA HOTEL CLIO, A LUXURY COLLECTION HOTELHOTEL CHAMPLAIN BURLINGTON BOSTON, MA DENVER, CO HENDERSON BEACH RESORT LAKE AUSTIN SPA RESORT WESTIN FORT LAUDERDALE BEACH RESORT MARGARITAVILLE BEACH HOUSE KEY WEST TRANQUILITY BAY RESORT MARATHON, FLAUSTIN, TX FORT LAUDERDALE, FL KEY WEST, FL DESTIN, FLSEDONA, AZ LAKE TAHOE, CA HUNTINGTON BEACH, CA VAIL, CO DESTIN, FL FORT LAUDERDALE, FL KEY WEST, FL THE HYTHE, A LUXURY COLLECTION HOTEL HENDERSON PARK INN KIMPTON SHOREBREAK FORT LAUDERDALE BEACH RESORT CAVALLO POINT ORCHARDS INN THE LODGE AT SONOMA RESORT Notes: Revenue as of FY 2023 PRAY, MT CHICO HOT SPRINGS HOTEL PALOMAR PHOENIX BOURBON ORLEANS HOTELHOTEL EMBLEM THE DAGNY BOSTON 24

COURTYARD MANHATTAN/FIFTH AVENUE COURTYARD MANHATTAN/MIDTOWN EASTHILTON GARDEN TIMES SQUARE CENTRAL 4 Hotels 969 Keys 9% of Portfolio by Revenue 100% Unencumbered by Management WELL-POSITIONED PORTFOLIO: GROUP AND URBAN DEMAND RECOVERY 6 Hotels 3,853 Keys 32% of Portfolio by Revenue Strong Convention Markets 2 Hotels 590 Keys 3% of Portfolio by Revenue 100% Unencumbered by Management THE WORTHINGTON SALT LAKE CITY MARRIOTT DOWNTOWN EMBASSY SUITES BETHESDAATLANTA MARRIOTT ALPHARETTA WESTIN WASHINGTON, D.C. CITY CENTER URBAN GROUP HOTELS URBAN SELECT-SERVICE HOTELS SUBURBAN HOTELS CHICAGO, ILBOSTON, MA BETHESDA, MDATLANTA, GA NEW YORK, NYNEW YORK, NYNEW YORK, NY Notes: Revenue as of FY 2023 25 DENVER, CO COURTYARD DENVER DOWNTOWN SAN DIEGO, CA FORT WORTH, TX SALT LAKE CITY, UT WASHINGTON, DC CHICAGO MARRIOTT MAGNIFICIENT MILEWESTIN BOSTON SEAPORT WESTIN SAN DIEGO BAYVIEW